EXHIBIT 99.2

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                Pages
                                                                                -----
   Independent Auditors' Report                                                  F-1
   Consolidated Balance Sheets of the Company as of September 30, 2001           F-2
   Consolidated Statement of Operations for the period from inception
     (August 28, 2001) through September 30, 2001                                F-3
   Statement of Stockholders' Equity (Deficit)for the period from
     inception (August 28, 2001) through September 30, 2001                      F-4
   Statement of Cash Flows for the period from inception (August 28, 2001)
     through September 30, 2001                                                  F-5
   Consolidated Notes to Financial Statements                                    F-6-F-10

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors
Reality Networks, Inc.

We have audited the accompanying balance sheet of Reality Networks, Inc. as of September 30, 2001, and the related statements of operations, stockholders' equity (deficit), and cash flows for the period from inception (August 28, 2001) through September 30, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Reality Networks, Inc. as of September 30, 2001, and the results of its operations and its cash flows for the period from inception (August 28, 2001) through September 30, 2001, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements. The Company will require additional working capital to develop and support its business until the Company either (1) achieves a level of revenues adequate to generate sufficient cash flows from operations; or (2) obtains additional financing necessary to support its working capital requirements. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to this matter are also described in Note 2. The accompanying financial statements do not include any adjustments that might result from the outcome of these uncertainties.

/s/ Malone & Bailey, PLLC
Houston, Texas

December 17, 2001
  Except for Note 4,
    which is as of March 5, 2002

                             REALITY NETWORKS, INC.
                                  BALANCE SHEET
                                  September 30,

                                                                         2001
                                                                      ----------
                                     ASSETS

Current assets
  Accounts receivable                                                 $   6,556
  Inventory                                                             191,654
  Prepaid assets                                                          3,469
                                                                      ---------
    Total current assets                                                201,679
Equipment, net of accumulated depreciation of $0                         86,198

Goodwill                                                                165,172
                                                                      ---------
                                                                      $ 453,049
                                                                      =========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                                    $  25,895
  Accrued expenses                                                        6,500
  Current portion of notes and capital leases payable                   260,387
                                                                      ---------
    Total current liabilities                                           292,782
                                                                      ---------

Notes and capital leases payable                                        160,267

STOCKHOLDERS' EQUITY (DEFICIT):
  Preferred stock, $.0001 par value, 50,000,000 shares
    Authorized, none issued and outstanding                                  --
  Common stock, $.0001 par value, 150,000,000 shares
    Authorized, 8,000,000 shares issued and outstanding                     800
  Capital subscriptions receivable                                         (800)
Retained earnings                                                            --
                                                                      ---------
  Total Stockholders' Equity (Deficit)                                       --
                                                                      ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                            $ 453,049
                                                                      =========

            See accompanying summary of accounting policies and notes
                      to consolidated financial statements.

                             REALITY NETWORKS, INC.
                             STATEMENT OF OPERATIONS
      For the period from inception (August 28, 2001) through September 30,



                                                                       2001
                                                                   -------------
Revenues                                                           $          --
Cost of revenues                                                              --
                                                                   -------------
Gross margin                                                                  --
General and administrative                                                    --
                                                                   -------------
Net loss                                                                      --
                                                                   =============

Net loss per share:
  Basic and diluted                                                $        0.00
                                                                   =============

Weighted average shares outstanding:
  Basic and diluted                                                    8,000,000
                                                                   =============

            See accompanying summary of accounting policies and notes
                      to consolidated financial statements.

                             REALITY NETWORKS, INC.
                   STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
             For the period from inception (August 28, 2001) through
                               September 30, 2001




                                              Common stock           Capital
                                       -------------------------  Subscriptions   Retained
                                          Shares        Amount      Receivable    Earnings
                                       -----------    ----------  -------------   --------
Issuance of common stock to founders     8,000,000    $      800      $ (800)       $ --

Net loss                                        --            --          --          --

                                        ----------    ----------      ------        ----
Balance at September 30, 2001
                                         8,000,000    $      800      $ (800)       $ --
                                        ==========    ==========      ======        ====



























            See accompanying summary of accounting policies and notes
                      to consolidated financial statements.

                             REALITY NETWORKS, INC.
                             STATEMENT OF CASH FLOWS
      For the period from inception (August 28, 2001) through September 30,


                                                                             2001
                                                                          ---------
CASH FLOWS FROM OPERATING ACTIVITES:
Net loss                                                                  $      --
Adjustments to reconcile net loss to cash
  used in operating activities:

Changes in current assets and liabilities:                                       --
                                                                          ---------
                                                                          ---------
NET CASH USED IN OPERATING ACTIVITIES                                            --
                                                                          ---------

NET INCREASE (DECREASE) IN CASH                                                  --
Cash, beg. of period                                                             --
                                                                          ---------
Cash, end of period                                                       $      --
                                                                          =========

SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid                                                             $      --
Income taxes paid                                                         $      --

ACQUISITION OF ASSETS AND ASSUMPTION OF LIABILITES:
  Assets acquired                                                         $ 287,877
  Liabilities assumed                                                     $(453,049)
                                                                          ---------
  Recorded as goodwill                                                    $ 165,172
                                                                          =========
















            See accompanying summary of accounting policies and notes
                      to consolidated financial statements.

                             REALITY NETWORKS, INC.
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF ACCOUNTING POLICIES

Reality Networks, Inc. referred to as the ("Company" or "Reality") was incorporated on August 28, 2001 under the laws of the state of Delaware. The Company is a wireless Internet service provider. On October 1, 2001, the Company entered into a stock purchase agreement to acquire certain assets and liabilities of a related Internet service provider. On March 5, 2002, the Company entered into an asset purchase agreement with Reality Wireless Networks, Inc. ("Wireless")and exchanged 100% of its shares for 8,000,000 shares of Wireless or 88.8% of Wireless. Prior to the merger, Wireless changed its name from Dicom Imaging Systems, Inc. For accounting purposes this transaction will be treated as an acquisition of Dicom and a recapitalization of the Company. This tax-free transfer is pursuant to section 351 of the Internal Revenue Code of 1986 as amended.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.

Inventory

Inventory consists of wireless equipment and supplies are stated at the lower of cost or market using the first-in, first-out (FIFO)method.

Property And Equipment

Property and equipment are stated at cost. Depreciation is computed over the estimated useful lives of the assets using the straight-line method for financial reporting purposes and accelerated methods for income tax purposes. Maintenance and repairs are charged to operations as incurred.

Impairment

The Company records impairment losses on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.

Stock Based Compensation

The Company accounts for stock options and warrants issued to employees in accordance with Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees. For financial statement disclosure purposes and issuance of options and warrants to non-employees for services rendered, the Company follows statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation.

Basic Loss Per Share

Basic loss per share has been calculated based on the weighted average number of shares of common stock outstanding during the period.

Recent Accounting Pronouncements

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company's results of operations, financial position or cash flow.

NOTE 2 - FINANCIAL CONDITION AND GOING CONCERN

The Company has assumed certain liabilities and has just commenced its business operations. The Company will require additional working capital to develop and support its business until the Company either (1) achieves a level of revenues adequate to generate sufficient cash flows from operations; or (2) receives additional financing necessary to support the Company's working capital requirements.

Additionally, the Company intends to raise additional working capital through private placements, public offerings and/or bank financing. As of December 17, 2001, the Company is in discussions with investors and lending institutions, however no definitive agreements have been reached.

There are no assurances that the Company will be able to either (1) achieve a level of revenues adequate to generate sufficient cash flow from operations; or
(2) obtain additional financing through either private placement, public offerings and/or bank financing necessary to support the Company's working capital requirements. To the extent that funds generated from operations and any private placements, public offerings and/or bank financing are insufficient, the Company will have to raise additional working capital. No assuran2ce can be given that additional financing will be available, or if available, will be on terms acceptable to the Company. If adequate working capital is not available the Company may be required to curtail its operations.

These conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE 3 - ASSET AND LIABILITY PURCHASE FROM RELATED ENTITY

On October 1, 2001, the Company entered into an agreement with Reality Networks, Inc., a California corporation and an Internet service provider or ("ISP-Reality"), to acquire certain assets and assume certain liabilities. The Company has reflected the acquisition of assets and assumption of liabilities as of September 30, 2001. Certain officers, directors and shareholders of the Company were or are officers, directors and shareholders of ISP-Reality. The purchase price was allocated to the assets acquired and liabilities assumed. The amount allocated to goodwill or other intangibles was recorded as a charge to earnings. The purchase price was allocated as follows:

                                                              Fair Value
                                                              ----------
       Accounts receivable                                    $    6,556
       Inventory                                                 191,654
       Prepaid assets                                              3,469
       Property and equipment                                     86,198
       Accounts payable                                          (25,895)
       Accrued expenses                                           (6,500)
       Notes and leases payable                                 (420,654)
                                                              ----------
       Fair value of net liabilities assumed                    (165,172)
       Goodwill                                                  165,172
                                                              ----------
                                                              $       --
                                                              ==========

There are no unaudited pro forma results of operations since the Company began operations on August 28, 2001 and has no prior periods presented.

NOTE 4 - SUBSEQUENT REVERSE MERGER AND PRO FORMA INFORMATION

On March 5, 2002, the Company entered into an asset purchase agreement with Wireless and exchanged 100% of its shares for 8,000,000 shares of Dicom or 88.8% of Dicom. Prior to the merger, Dicom changed its name to Reality Wireless Networks, Inc. For accounting purposes this transaction will be treated as an acquisition of Dicom and a recapitalization of the Company. This tax-free transfer is pursuant to section 351 of the Internal Revenue Code of 1986 as amended. The Company is the accounting acquirer and the results of its operations carry over.

Pro forma information giving effect to the acquisition as if the acquisition took place on September 30, 2001 is presented as follows:

                                     Reality      Dicom Imaging    Pro forma     Pro Forma
                                  Networks, Inc.  Systems, Inc.   Adjustments   Balance Sheet
                                  --------------  -------------  ------------   -------------
Accounts receivable                $     6,556    $        --    $        --    $     6,556
Inventory                              191,654             --             --        191,654
Prepaid assets                           3,469             --             --          3,469
Property and equipment                  86,198             --             --         86,198
Goodwill                               165,172             --             --        165,172
Accounts payable                       (25,895)      (428,647)            --       (454,542)
Accrued expenses                        (6,500)       (26,642)            --        (33,142)
Notes and capital leases payable
                                      (420,654)            --             --       (420,654)
Common stock                              (800)       (26,633)        26,533           (900)
Additional paid in capital                  --     (1,807,041)     2,262,430        455,389
Capital subscriptions receivable
                                           800             --             --            800
Retained earnings                           --      2,288,963     (2,288,963)            --
                                   -----------    -----------    -----------    -----------
                                   $        --    $        --    $        --    $        --
                                   ===========    ===========    ===========    ===========

The pro forma presentation and adjustments reflect the following items:

o Elimination of all equity accounts of Dicom, the Company is the accounting acquirer.
o The common stock and additional paid in capital amounts and retained deficit are decreased for the net liabilities assumed from Dicom in the merger.

After the merger, the Company will have 9,000,000 shares of common stock outstanding.

NOTE 5 - PROPERTY AND EQUIPMENT

At September 30, 2001, property and equipment consisted of the following:

                                               Estimated
                                              Useful Lives            Amount
                                              ------------       ----------------
      Computer equipment                         3-5             $         44,200
      Furniture and fixtures                       7                          790
      Automobile                                   5                       24,090
      Communications equipment                     7                       17,118
                                                                 ----------------
                                                                 $         86,198
                                                                 ================

The Company will begin depreciating these assets as they are placed in service in October 2001.

NOTE 6 - NOTES AND CAPITAL LEASES PAYABLE

The Company assumed certain obligations on October 1, 2001. The following are the notes and capital leases payable as of September 30,:

                                                                                               2001
                                                                                         ----------------
      Installment note issued to purchase automobile, payable in monthly installments of $465 through August 2006, and bearing interest at 5.9% ,
      secured by automobile purchased                                                    $         24,090

      Convertible promissory note issued to purchase inventory, due June 4,
      2002, unless converted, note automatically converts if Company raises $3 million, and bearing interest at 8%, secured by all accounts including
      inventory and equipment                                                                     190,000

      Convertible promissory note issued for working capital, due July 2004, unless converted, and bearing interest at 10%, personally guaranteed by an
      officer of the Company                                                                       75,000

      Capital lease obligation payable in monthly installments of $1,877 including principal and interest, maturing July 2004, and bearing interest
      at 22.86% secured by inventory and equipment                                                 47,510

      Capital lease obligation payable in monthly installments of $1,592 including principal and interest, maturing July 2005, and bearing interest
      at 24.24% secured by inventory and equipment                                                 48,320

      Other various notes                                                                          35,734
                                                                                         ----------------
      Total                                                                                       420,654
      Less: current portion                                                                       260,387
                                                                                         ----------------
      Notes and capital lease payable                                                    $        160,267
                                                                                         ================

The annual maturities of the debt indicated above for the five years following September 30, 2001, are $260,387 in 2002, $34,165 in 2003, $106,941 in 2004,
$15,525 in 2005 and $3,636 in 2006.

The $190,000 convertible promissory note is convertible at the outstanding principal balance plus accrued interest divided by 65% of the lowest price paid by any investor.

The $75,000 convertible promissory note is convertible at the outstanding principal balance plus accrued interest at the option of the holder at the pricing of the first closing of an equity financing.

NOTE 7 - WARRANTS

In connection with the $75,000 convertible promissory note, the Company issued 150,000 warrants to purchase Series A preferred stock or its common stock equivalent at an exercise price of 70% of the price of Series A preferred stock or common stock. The warrants have a term of 5 years.

NOTE 8 - STOCK OPTION PLAN

2001 Stock Option Plan

During September 2001, the Company adopted the "2001 Stock Option Plan." Pursuant to the Company's 2001 Stock Option Plan, the Company may grant the Company's employees and employee directors non-qualified options to purchase up to 1,000,000 shares of Common Stock. Incentive stock options must be granted at not less than the fair market value of the Company's Common Stock at the date of grant as determined by the Company's Board of Directors (110% of fair market value for stockholders owning 10% or more of the Company's Common Stock). The terms of the options are determined by the Company's Board of Directors. Any options granted must be exercised within ten years of the date of grant or within five years from the date of grant for options granted to stockholders owning 10% or more of the Company's Common Stock. Unexercised vested and unvested options terminate in three months if the employment or service of an option holder is terminated for cause. Unvested options terminate if the employment or service of an option holder is terminated without cause or for disability. As of December 17, 2001, there were no options issued.